September 10, 2018

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88302

Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88300

Ladies and Gentlemen:

We have transmitted to contract owners the semiannual reports for the period ended June 30, 2018 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account C invests.

Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.

If you have any questions about this filing, please contact John Domaschko at 513.412.1401.

Sincerely,

/s/ John P. Gruber

John P. Gruber

Senior Vice President

Attachment 1—List of Underlying Portfolios

Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88302

Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88300

1940 Act Number
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
• Invesco V.I. American Value Fund—Series I Shares
• Invesco V.I. Comstock Fund—Series I Shares
• Invesco V.I. Core Equity Fund—Series I Shares
• Invesco V.I. Diversified Dividend Fund—Series I Shares
• Invesco V.I. Government Securities Fund—Series II Shares
• Invesco V.I. Health Care Fund—Series I Shares
• Invesco V.I. Managed Volatility Fund—Series II Shares
• Invesco V.I. Mid Cap Core Equity Fund—Series II Shares
• Invesco V.I. Mid Cap Growth Fund—Series II Shares
• Invesco V.I. Small Cap Equity Fund—Series I Shares

ALPS Variable Investment Trust	811-21987
• Morningstar Balanced ETF Asset Allocation Portfolio—Class II Shares
• Morningstar Conservative ETF Asset Allocation Portfolio—Class II Shares
• Morningstar Growth ETF Asset Allocation Portfolio—Class II Shares
• Morningstar Income and Growth ETF Asset Allocation Portfolio—Class II Shares

American Century® Variable Portfolios, Inc.	811-05188
• VP Capital Appreciation Fund—Class I Shares
• VP Large Company Value Fund—Class II Shares
• VP Mid Cap Value Fund—Class II Shares
• VP Ultra® Fund—Class II Shares

Dreyfus Investment Portfolios	811-08673
• Technology Growth Portfolio—Initial Shares
• Mid Cap Stock Portfolio—Service Shares

Dreyfus Stock Index Fund, Inc.—Service Shares	811-05719

Dreyfus Variable Investment Fund	811-05125
• Appreciation Portfolio—Service Shares
• Government Money Market Portfolio

Franklin Templeton Variable Insurance Products Trust	811-05583
• Templeton Foreign VIP Fund—Class 2 Shares

Janus Aspen Series	811-07736
• Janus Henderson VIT Balanced Portfolio—Service Shares
• Janus Henderson VIT Enterprise Portfolio—Service Shares
• Janus Henderson VIT Research Portfolio—Service Shares
• Janus Henderson VIT Overseas Portfolio—Service Shares

Morgan Stanley Variable Insurance Fund, Inc.	811-07607
• Core Plus Fixed Income Portfolio—Class I Shares
• Mid Cap Growth Portfolio—Class I Shares
• U.S. Real Estate Portfolio—Class I Shares

1940 Act Number

Neuberger Berman Advisers Management Trust	811-04255
• Guardian Portfolio—Class S Shares
• Mid Cap Growth Portfolio—Class S Shares

Oppenheimer Variable Account Funds	811-04108
• Oppenheimer Capital Appreciation Fund/VA—Service Shares
• Oppenheimer Global Fund/VA—Service Shares
• Oppenheimer Main Street Fund®/VA—Service Shares
• Oppenheimer Main Street Small Cap Fund®/VA—Service Shares

PIMCO Variable Insurance Trust	811-08399
• PIMCO High Yield Portfolio—Administrative Class
• PIMCO Real Return Portfolio—Administrative Class
• PIMCO Total Return Portfolio—Administrative Class

The Dreyfus Sustainable U.S. Equity Portfolio, Inc.—Service Shares	811-07044

Wilshire Variable Insurance Trust	811-07917
• Wilshire 2015 Fund
• Wilshire 2025 Fund
• Wilshire 2035 Fund

Calamos Advisors Trust	811-09237
• Calamos Growth and Income Portfolio (closed)

Davis Variable Account Fund, Inc.	811-09293
• Davis Value Portfolio (closed)

Janus Aspen Series	811-07736
• Janus Henderson VIT Global Research Portfolio—Service Shares (closed)

Oppenheimer Variable Account Funds	811-04108
• Oppenheimer Conservative Balanced Fund—Service Shares (closed)

Rydex Variable Trust	811-08821
• Guggenheim Long Short Equity Fund (closed)